Exhibit 99.01

CONSULTING AGREEMENT

This Consulting Agreement (the “Agreement”) is entered effective as of the 1st day of January, 2005, by and between THE E.W. SCRIPPS COMPANY (“Company”), an Ohio corporation with its principal place of business located at 312 Walnut Street, Suite 2800, Cincinnati, OH 45202 and ALAN M. HORTON (“Consultant”) whose address is 5555 Heron Point Drive, Unit 1402, Naples, FL 34108. In consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Consultant (collectively referred to herein as the “Parties”) agree to be legally bound as follows:

I. STATEMENT OF SERVICES.

A. Consultant will serve as an independent consultant for Company and shall provide Company and its subsidiaries and affiliates and the Scripps Howard Foundation (collectively, the “Scripps Companies”) with business advice and such other consulting services, as may requested from time to time by the Company, related to the operations and business activities of the Scripps Companies (the “Services”).

B. Consultant shall devote such time as may be necessary to provide the Services in a professional and timely manner, but it is anticipated by the Parties that Consultant will devote no less than approximately forty (40) hours per month rendering the Services.

C. Consultant covenants to use his reasonable best efforts to perform the Services: (i) according to the requirements set forth herein, and (ii) in a highly professional and workmanlike manner. Consultant acknowledges that the quality of the Services performed hereunder is a matter of prime importance.

D. Consultant shall provide the Services at the direction of the President & Chief Executive Officer of the Company, or his designee, and shall not make any disclosures or representations to third parties concerning Company, its operations and business activities or the Services Consultant is providing Company, except as specifically set forth hereunder.

II. COMPENSATION.

In consideration for all the Services performed by Consultant hereunder, Company agrees to pay Consultant and Consultant accepts a fee of Twelve Thousand Five Hundred Dollars ($12,500.00) per month for the Term of this Agreement, payable on a monthly basis beginning on or about February 1, 2005 and ending on or about January 1, 2008. In addition, should Consultant satisfy his obligations hereunder throughout the Term hereof and the Agreement expire in normal course (i.e., as of December 31, 2007), Company shall pay Consultant a one-time fee of Fifty Thousand Dollars ($50,000) (“Success Fee”) within thirty (30) days following the expiration of the Term. Except as specified below, in no event shall the aggregate amount payable to Consultant for Services rendered hereunder exceed the amount set forth above. Any and all payments to Consultant which exceed the aforementioned aggregate amount shall be specified in an addendum to this Agreement or separate agreement executed by both Parties.

III. TERM/ TERMINATION.

A. This Agreement shall be effective as of January 1, 2005 and continue through December 31, 2007.

B. Consultant may terminate this Agreement with or without cause at any time prior to the expiration of the Term hereof by providing Company with at least thirty (30) days advance written notice. If such termination is without cause, Company shall be obligated to pay Consultant only those fees due and owing to Consultant as of the effective date of termination.

C. Company may terminate this Agreement with or with or without cause at any time prior to its expiration of the Term hereof by providing Consultant with at least thirty (30) days advance written notice. If such termination is without cause, Company shall be obligated to pay Consultant a lump sum equal to the remaining monthly fees that would have otherwise been paid to Consultant through the end of the then current year, plus the Success Fee. Such lump sum will be paid to Consultant within thirty (30) days following the effective date of termination.

IV. REIMBURSEMENT OF EXPENSES

Company shall reimburse Consultant for reasonable and verifiable travel and mail charges, including regular, overnight and express mail, incurred by Consultant in performing any of the Services under this Agreement, provided that such expenses are authorized by the President & Chief Executive Officer of the Company, or his designee, before the expenses are incurred. Company shall reimburse Consultant upon receipt of satisfactory documentation evidencing such expenses. All other expenses incurred by Consultant shall be borne solely by Consultant.

V. REPRESENTATIONS AND WARRANTIES.

A. Each party represents and warrants to the other:

1.	that it has full legal right, power and authority to enter into and perform its obligations hereunder;

2.	that it has not entered into, nor will it enter into, any contract or other agreement which would conflict with, prohibit or interfere with the full performance of its obligations hereunder or with the full enjoyment by the other party of the rights granted herein; and

3.	that Company shall not be obligated to make any payments or to pay any other consideration to Consultant or to any third party, except as expressly specified in this Agreement.

B. Consultant represents that he is authorized to and possesses all of the necessary skills, licenses and certifications, if any, to perform the Services required hereunder.

V. INDEMNIFICATION/LIMITATION OF LIABILITY.

A. Consultant will at all times indemnify, defend and hold harmless Company (including its parents, subsidiaries and affiliates, and the officers, directors, employees and agents thereof) its successors and assigns from and against any and all claims, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys’ fees) and judgments, resulting from or arising out of or in any way related to: (i) actions of the Consultant not approved or authorized by Company, or otherwise outside the scope of this Agreement, (ii) any breach or misrepresentation by Consultant of any representation, warranty or agreement made herein, or (iv) Consultant’s gross negligence, willful misconduct, or fraudulent behavior.

B. Company will at all times indemnify, defend and hold harmless Consultant from and against any and all claims, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys’ fees) and judgments, resulting from or arising out of or in any way related to the Services rendered by Consultant under this Agreement, so long as Consultant acted in good faith and the actions of the Consultant were within those contemplated under this Agreement.

C. Notwithstanding anything to the contrary contained herein, Company shall not under any circumstances be liable for consequential, incidental, punitive, special, exemplary or indirect damages, or lost profits in connection with claims made by any party, regardless of the form of action, or whether in contract or tort.

VI. RELATIONSHIP OF THE PARTIES.

A. The parties agree and acknowledge that (i) Consultant shall perform the Services hereunder as an independent contractor, and not as an employee of Company for purposes of Section 1321 of the Internal Revenue Code of 1986, as amended, and all corresponding provisions in the laws of any state or other jurisdiction, and (ii) Company and Consultant are not, and shall not be construed as, joint venturers, partners, agents or employees of each other.

B. Neither party shall have the power to legally bind or obligate the other party except as specifically set forth in this Agreement. There shall be no liability on the part of one party hereto for debts incurred by the other unless agreed to in writing by an authorized representative of each party.

VII. ASSIGNMENT.

Company may sell, transfer, assign, or otherwise dispose of its rights under this Agreement, in whole or in part, including, without limitation, the Services of Consultant in any or all capacities set forth herein, to any person, entity, firm, or corporation. In the event of such a sale, transfer or disposition, Consultant shall continue to perform its duties hereunder according to the terms hereof for such buyer, assignee or transferee. As a service contract premised on the specialized expertise of Consultant, Consultant shall neither assign nor delegate any rights or duties arising under this Agreement without Company’s prior written consent.

VIII. CONFIDENTIALITY AND NONCOMPETITION.

A. Consultant agrees that Consultant will keep strictly confidential and will not disclose the subject and terms of this Agreement to anyone without the prior written consent of Company, except to his attorney or tax or financial advisor, each of whom shall be subject to this confidentiality provision.

B. Consultant acknowledges and agrees that in the course of his providing the Services under this Agreement, Consultant may have access to and become acquainted with “Confidential Information,” as defined below, concerning Company and its business and operations, and may be provided with unique access to Company’s business affiliates/partners, customers, business strategies, financial and technical information, suppliers, and other confidential business information not generally known to the public. In consideration of the compensation set forth in Section II of this Agreement, Consultant hereby agrees that Consultant shall not misuse, misappropriate, or disclose such information, directly or indirectly, to any other person, or use such information in any way except for the contemplated purposes provided herein, as authorized in writing by Company or as may be required under applicable law. Furthermore, Consultant agrees that it will not make use for Consultant’s own benefit or for the benefit of any person, firm, business or entity (other than Company and related entities) of any “Confidential Information” or knowledge, business affiliate/partner lists, customer lists or any other data of or pertaining to Company or related entities, its business or financial affairs or its services not generally known within Company or related entities’ trade and which may be acquired by Consultant at any time during the term of the Agreement with Company. Consultant shall not communicate or divulge any such “Confidential Information,” knowledge, business affiliate/partner lists, customer lists, or other data to any person, firm, business or entity other than Company or persons, firms, or entities designated by Company in writing. “Confidential Information” means proprietary commercial information not generally known within Company’s trade or its related entities’ business operations, products, services, personnel and organization, including information relating to business affiliates/partners, customers, research, development, accounting, marketing, applications, selling, servicing, finance, business systems, computer systems, software, software systems, and techniques and also including all information disclosed to Consultant, or to which Consultant had access at any time during its employment, which Company has a reasonable basis to believe to be “Confidential Information” or which is treated by Company and/or its related entities as being confidential information. Consultant shall, upon request, return to Company any and all documented Confidential Information (and copies thereof) provided by Company, including written summaries of such Confidential Information created by Consultant.

C. Consultant acknowledges and agrees that he shall neither directly nor indirectly disclose to any third party the Confidential Information disclosed by Company hereunder or any portion thereof, nor permit any third party to have access to such Confidential Information, nor use such Confidential Information for any purpose other than to provide the Services to Company.

D. Consultant shall not, during and for the period of 180 days following the expiration hereof, become employed by or provide consultant services to a competitor of the Company without first seeking and obtaining the written approval of the Company.

E. Consultant understands and agrees that a breach of any of the terms or conditions of this Section VIII will require Consultant to immediately repay any and all payments made to him by Company pursuant to this Agreement and forfeit any future payments under this Agreement. Company reserves all of its rights to pursue all other appropriate remedies to which it is entitled under the law.

IX. SEVERABILITY.

In the event any provision of this Agreement shall be determined by a court of competent jurisdiction to be prohibited, invalid or ineffective, the same shall not affect or invalidate the remainder of this Agreement, which may be enforced accordingly.

X. TAXES.

The parties agree that Company will not withhold on behalf of Consultant, federal, state or local income or other taxes (including FICA), and that the payment of same will be Consultant’s sole responsibility. Consultant is responsible for paying for all fees, licenses and insurance that Consultant is required to maintain throughout the term of this Agreement, as set forth by law. Consultant recognizes and agrees that as an independent contractor, Consultant is not entitled to collect workers’ compensation or unemployment insurance from Company or its insurance carriers.

XI. BENEFITS.

The parties agree that Consultant is not entitled to any of the benefits provided to employees at Company, including, but not limited to, participation in Company ‘s retirement program, health or dental insurance program, stock program, etc.

XII. FORCE MAJEURE.

If the performance of this Agreement is prevented, suspended, or postponed during the Term hereof by reason of any fire, casualty, lockout, labor strike, riot, war, act of God, or by ordinance, law, order or decree of any legally constituted authority, then in any such events, either party may elect to terminate this Agreement and in such event, the parties will be released from all further obligations whatsoever hereunder.

XIII. EXCLUSIVITY.

Consultant warrants that, during the Term of this Agreement, Consultant shall not enter into any contractual arrangement or otherwise provide services similar to the services provided herein, with any reasonable, potential or actual third party transaction partner of Company known by Consultant or any third party which is the subject of Consultant’s services herein, without informing Company of such agreement or services.

XIV. OWNERSHIP; WORK MADE FOR HIRE.

Consultant hereby agrees and acknowledges that any inventions, material or work created or generated hereunder for Company shall belong exclusively to Company and shall be deemed a “work-made-for- hire” as defined in the Copyright Act of 1976, as amended. To the extent that any such material is not a “work-made-for-hire” within the meaning of such statute, Consultant hereby grants, transfers and assigns all of its right, title and interest in and to such inventions, material or work to Company throughout the world and in perpetuity. Consultant agrees to execute all documents necessary to evidence and/ or perfect these rights.

XV. NO WAIVER; AMENDMENTS.

Failure of either party to require strict performance of any of the provisions hereof shall not waive or diminish that party’s right thereafter to demand strict compliance with that provision or any other provision of this Agreement. No waiver of any rights hereunder shall be effective unless expressed in writing. No waiver of any right hereunder shall be effective to waive any other rights. This Agreement may not be altered, modified or waived, in whole or in part, except in a writing executed by Company and Consultant, which refers to this Agreement.

XVI. NOTICES.

A. Any notice or other communication required or permitted hereunder shall be in writing and sent by registered or certified mail, postage prepaid, or by telex, to the parties at their respective addresses specified below or to such changed address as either party shall have communicated to the other, in writing.

B. Any notices or communications to either party hereunder shall be deemed given when placed in the United States mail or, if sent via a different courier, when received by the party.

Notice to Company:	A.B. Cruz III, Esq.

Senior Vice President & General Counsel
The E.W. Scripps Company
312 Walnut Street, Suite 2800

Cincinnati, OH 45202

Fax: 513-977-5166

w/ copy to:	Mr. Greg Ebel

Vice President, Human Resources
The E.W. Scripps Company
312 Walnut Street, Suite 2800

Cincinnati, OH 45202

Fax: 513-977-3720

To Consultant:	Mr. Alan M. Horton
5555 Heron Point Drive, Unit 1402
Naples, FL 34108

XVII. DEFAULT.

In the event of Consultant’s failure or refusal to perform its obligations hereunder, Company may, at its option and in addition to other remedies Company may have in law or in equity, terminate this Agreement or demand that Consultant refund a portion of the any advance payments made hereunder as of the effective date of termination, based upon the number of hours expended by Consultant and the work product generated hereunder.

XVIII. ENTIRE AGREEMENT.

A. This Agreement contains the complete and exclusive statement of the agreement between the parties and supersedes all prior agreements, understandings, communications and proposals, oral or written, between the parties relating to the subject matter of this Agreement.

B. This Agreement may not be modified or amended except in writing executed by Company and Consultant which refers to this Agreement.

XIX. GOVERNING LAW.

This Agreement shall in all respects be interpreted, enforced and construed in accordance with the laws of the State of Ohio, without regard to the applicable conflict of laws principles thereof. The State of Ohio shall be the sole venue for any legal action or suit relating to this Agreement, and Consultant consents to jurisdiction in the State of Ohio waiving any claim of lack of jurisdiction or forum inconvenience with respect to the State of Ohio.

XX.	REFERENCES.

For the purposes of this Agreement, the rights and protections herein granted and all references to Company shall include its parents, subsidiaries and affiliate companies.

XXI.	BINDING NATURE.

This Agreement will not be binding on Company unless and until this Agreement has been signed by Consultant and a fully executed Agreement has been returned to Company.

XXII.	SURVIVAL.

The terms and conditions of Section IV, “Representations and Warranties,” Section V, “Indemnification/Limitation of Liability,” Section VIII, “Confidentiality and Noncompetition,” and Section XIV, “Ownership; Work-Made-For-Hire” shall survive the expiration or early termination of this Agreement.

XXIII. COUNTERPARTS.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by manual or facsimile signature, each of which shall be deemed an original.

IN WITNESS WHEREOF, the parties have hereunto executed this Agreement effective as of the date first written above.

THE E.W. SCRIPPS COMPANY	ALAN M. HORTON

By:

Its:	Date:

Date: